VYSTAR CORPORATION 8-K

Exhibit 10.3

REFERENCE IS HEREBY MADE TO THAT CERTAIN “DEMAND REVOLVING LINE OF CREDIT NOTE”, DATED MARCH 3, 2014, MADE AND DELIVERED BY BORROWER (HEREINAFTER DEFINED) TO THE ORDER OF LENDER (HEREINAFTER DEFINED) IN THE ORIGINAL, MAXIMUM, PRINCIPAL, FACE AMOUNT OF $2,500,000.00 (AS AMENDED, RESTATED, RENEWED, EXTENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE NOTE DATE (HEREINAFTER DEFINED), INCLUDING, WITHOUT LIMITATION, BY A CERTAIN “CHANGE IN TERMS AGREEMENT” BY AND BETWEEN LENDER AND BORROWER DATED AS OF JUNE 11, 2019; COLLECTIVELY, HEREINAFTER, THE “ORIGINAL NOTE”). BORROWER, BY ITS EXECUTION AND DELIVERY OF THIS NOTE (HEREINAFTER DEFINED), AND LENDER, BY ITS ACCEPTANCE OF HEREOF, HEREBY ACKNOWLEDGE AND AGREE THAT, AS OF THE NOTE DATE: (A) THIS NOTE SHALL IN ALL EVENTS BE DEEMED TO, AND HEREBY DOES, AMEND AND RESTATE THE ORIGINAL NOTE IN ITS ENTIRETY; (B) ALL OUTSTANDING INDEBTEDNESS UNDER AND EVIDENCED BY THE ORIGINAL NOTE (INCLUDING ALL PRINCIPAL, ACCRUED AND UNPAID INTEREST, AND ANY AND ALL OTHER AMOUNTS OWNING THEREUNDER) IS NOW, AND UNTIL INDEFEASIBLY PAID IN FULL SHALL CONTINUE TO BE, VALID AND OUTSTANDING INDEBTEDNESS OF BORROWER DUE TO LENDER IMMEDIATELY UPON LENDER’S DEMAND THEREFOR; AND (C) ALL SUCH OUTSTANDING INDEBTEDNESS UNDER THE ORIGINAL NOTE SHALL NOW BE EVIDENCED BY THIS NOTE, AND SHALL NOW BE SUBJECT TO THE TERMS AND CONDITIONS HEREOF AND THE OTHER LOAN DOCUMENTS (HEREINAFTER DEFINED BY INCORPORATION) THAT ARE SIMULTANEOUSLY OR HEREAFTER EXECUTED AND DELIVERED, OR RATIFIED, IN CONNECTION WITH ALL OR ANY PART OF THE INDEBTEDNESS AND OBLIGATIONS HEREUNDER.

REVOLVING DEMAND LINE OF CREDIT NOTE

$3,000,000.00	Worcester, Massachusetts

July 18, 2019

FOR VALUE RECEIVED, Murida Furniture Co., Inc. (d/b/a “Rotmans”), a Massachusetts corporation having a principal place of business at 725 Southbridge Street, Worcester, Massachusetts 01610 (collectively with its successors and/or permitted assigns, “Rotmans”), and Vystar Corporation (a/k/a “Vystar Corp.”), a Georgia corporation having a principal place of business at 101 Aylesbury Road, Worcester, Massachusetts 01609 (collectively with its successors and/or permitted assigns, “Vystar”; Vystar and Rotmans are herein referred to, both individually and/or collectively as the context may require, and jointly and severally, as “Borrower”), as of the date first set forth above (the “Note Date”), hereby absolutely and unconditionally, and jointly and severally, promise to pay, ON DEMAND, to

Fidelity Co-operative Bank (d/b/a “Fidelity Bank”),

a Massachusetts-chartered co-operative bank (collectively with its successors and/or assigns, “Lender”), OR ORDER, at Lender’s business office located at 9 Leominster Connector, Leominster, Massachusetts 01453 (or such other address as Lender may specify from time to time), the aggregate, maximum principal sum of

Three Million and 00/100 Dollars ($3,000,000.00)

(or so much thereof as may be advanced and outstanding from time to time) together with interest on the unpaid principal until paid at the rate and in the manner hereinbelow provided. All payments made in connection with this Revolving Demand Line of Credit Note (as amended, restated, renewed, extended, supplemented, addended or otherwise modified from time to time in accordance herewith, this “Note”), under any other of the Loan Documents and otherwise in connection with the Obligations, shall be made in immediately available USD without counterclaim or setoff, and free and clear of, and without any deduction or withholding for, any taxes, Governmental Charges or other sums.

1.            GENERAL. This Note is made and delivered by Borrower to the order of Lender pursuant to the terms of a certain Master Credit Agreement, dated as of the Note Date, by and among Lender and Borrower (as amended, restated, supplemented, addended and/or otherwise modified from time to time, the “Loan Agreement”), and all of the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties contained therein are incorporated into this Note (and made a part hereof) by this reference as if fully set forth herein. This Note evidences the “Loan” (as defined in the Loan Agreement) and all advances and disbursements of the principal thereof made from time to time by Lender to Borrower under and pursuant to, and subject to the terms and conditions of, the Loan Agreement.

2.             DEFINITIONS. Capitalized terms used but not otherwise defined in this Note shall have the respective definitions and meanings ascribed to them in the Loan Agreement, and such terms and their respective meanings are incorporated herein by this reference. For purposes of this Note, in addition to any other terms defined herein (or otherwise incorporated herein by reference), the following terms shall have the respective meanings ascribed to them below in this Article 2:

2.1           “Accommodation Period” means that certain period of time commencing on the Note Date and ending on the Accommodation Expiration Date.

2.2           “Accommodation Expiration Date” means September 12, 2019.

2.3           “Accommodation Tranche” means a principal sum equal to the first (or so-called ‘top’) FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00) portion of the Face Amount of this Note as of the Note Date, as further referenced in and subject to the provisions of Section 8.11 below, and which such Accommodation Tranche represents a temporary credit accommodation made and extended by Lender to Borrower, as further referenced in Section 11.25 of the Loan Agreement.

2.4           “Business Day(s)” means any day other than a Saturday, a Sunday or any other day which shall be in the Commonwealth of Massachusetts (“Massachusetts”) a day on which commercial banking institutions are authorized or required by law or executive order to be closed for business.

2.5           “Floor Rate” means a per annum rate of interest (i) equal to three and seventy-five hundredths of one percent (3.75%); and (ii) which the Note Rate (hereinafter defined) shall never be less than while any Indebtedness under this Note is outstanding.

2.6           “Prime Rate” means the so-called “Prime Rate” as published from time to time in the “Money Rates” section of The Wall Street Journal (and/or as may be published from time to time online at www.wsj.com/market-data/bonds or on any other sub-page of the ‘wsj.com’ domain); or, if not so published, and in any event at Lender’s option (exercised in its sole but reasonable discretion), by any other commercially available source, institution and/or publication that may from time to time provide quotations of (i) such rate, (ii) any successor to such rate, and/or (iii) any comparable index or reference rate (in each case of the immediately preceding subclauses (i), (ii) and/or (iii), as determined and selected by Lender in its sole but reasonable discretion and in the exercise of commercial good faith.

3.             INTEREST.

3.1           Interest Generally. The advanced and unpaid principal of this Note from time to time outstanding shall bear interest at a rate per annum computed on the basis of the actual number of days elapsed over a year assumed to have 360 days (with twelve (12), thirty (30) day, months; hereinafter, the “Note Rate”), provided that interest shall be due for the actual number of days elapsed during each period for which interest is being charged. Borrower hereby expressly acknowledges and agrees that any Note Rate from time to time charged hereunder may not be the best, lowest and/or favored rate of interest charged by Lender to borrowers or debtors other than Borrower, and any representation or warranty in that regard is hereby expressly disclaimed by Lender.

3.2           Interest Rate. Subject to the terms and conditions of this Note and all other of the Loan Documents, and absent the occurrence of any unwaived Event of Default (hereinafter defined) or Lender’s demand hereon (in accordance with the DEMAND character of this Note), the advanced and unpaid principal amount of this Note from time to time outstanding shall bear interest thereon at a fluctuating Note Rate equal to the aggregate sum of: (A) the Prime Rate in effect from time to time, plus (B) fifty (50) basis points, fully floating.

3.2.1           Note Rate as of the Note Date. Subject to the terms and conditions of this Note (including, without limitation, Section 3.2.2 below) and all other of the Loan Documents, as of the Note Date, the applicable Note Rate is equal to six percent (6.00%).

3.2.2           Fluctuating Interest Rate Disclaimer. Borrower hereby acknowledges and agrees that, notwithstanding the Note Rate in effect on the Note Date that is specified in Section 3.2.1 above, and subject to the terms and conditions hereof and all other of the Loan Documents, (i) the Note Rate that is applicable to all outstanding principal under this Note is a fluctuating (or so-called ‘variable’) rate of interest that may change from time to time due to fluctuations in the Prime Rate occurring after the Note Date; and (ii) any such change in the Note Rate while any principal hereof is outstanding shall become effective immediately without notice or demand (each being hereby expressly waived Borrower) on the date of any change in the Prime Rate.

3.2.3           Floor Rate. Notwithstanding anything set forth herein or in any other of the Loan Documents to the contrary (excluding and expressly subject to the provisions set forth in, and incorporated by, Section 3.3.1 below), at no time while any principal, interest and/or any other amounts are due and outstanding under or on account of this Note shall the Note Rate be less than the Floor Rate.

3.3           Default Interest. Except as may otherwise be expressly provided in any other of the Loan Documents, overdue payments of principal (whether at stated maturity, by acceleration or otherwise) hereunder, and, to the maximum extent permitted by applicable law, overdue interest, shall be due and payable immediately upon demand therefor and, until paid in full in cash, shall bear interest at a rate per annum equal to four percent (4.00%) above the then-applicable Note Rate (fully floating; hereinafter, the “Default Rate”). Furthermore, upon the occurrence of any Event of Default that is unwaived, and until Lender issues a written waiver thereof (signed by a duly authorized officer of Lender) or the same is cured to the reasonable satisfaction of Lender (pursuant to Sections 8.2 and 10.2.1 of the Loan Agreement), irrespective of whether Lender has then-accelerated repayment hereof or made demand hereon or on any other of the Obligations, interest on the then-outstanding and unpaid principal and other amounts due under this Note shall at Lender’s option, exercisable in Lender’s sole, absolute and unfettered discretion, accrue at the Default Rate and be due and payable immediately upon Lender’s demand therefor.

3.3.1           Usury. Notwithstanding the provisions of Section 3.3 above, if any interest at the Default Rate (or at any other rate of interest that may be charged hereunder or under any other of the Loan Documents) shall at any time exceed the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount, and any such excess interest so paid shall be applied, credited and/or refunded in accordance with the provisions of Section 2.9 of the Loan Agreement (entitled “Usury”), and such Section is incorporated herein, mutatis mutandis, by this reference as if fully set forth herein.

4.             PAYMENT PROVISIONS.

4.1           Payments. Subject to the terms and conditions of this Note and all other of the Loan Documents, Borrower hereby confirms and acknowledges, and covenants and agrees, that commencing one (1) month from the Note Date, and on the same day of each consecutive month occurring thereafter, payments of accrued interest-only at the then-applicable Note Rate on the outstanding principal hereof shall be due and payable to Lender monthly in arrears; provided, however, that notwithstanding the generality of the foregoing or any provisions to the contrary set forth herein or in any other of the Loan Documents, Borrower hereby expressly acknowledges and agrees that (i) this Note evidences a DEMAND obligation; and (ii) all outstanding principal, interest and other Indebtedness due hereunder are and shall be due and payable, in full in cash, immediately upon Lender’s DEMAND therefor.

4.2           Automatic Payments. In connection with the payments to be (or caused to be) made by Borrower under Section 4.1 above, and without limiting any other terms hereof, Borrower hereby expressly confirms its understanding of the provisions of, and reaffirms each and all of its covenants, agreements, acknowledgments, grants and authorizations set forth in, Section 2.7 of the Loan Agreement (entitled “Automatic Payments”), all of which are incorporated herein, mutatis mutandis, by this reference as if fully set forth herein.

4.3           Business Day Convention. Borrower hereby acknowledges and agrees that if any payment of any kind whatsoever owing under this Note or any other Loan Document (including, without limitation, (i) payments of principal, interest or late fees or charges in respect of any Indebtedness evidenced hereby or by any other of the Loan Documents, or otherwise constituting all or any part of the Obligations, and (ii) payments of Costs and Expenses payable by Borrower to Lender) becomes due on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment.

4.4           Revolving Nature. Absent the occurrence of any unwaived Event of Default or Lender’s demand hereon, and subject to and upon the terms and conditions of this Note and the Loan Agreement (including, without limitation, Article 3 thereof), Borrower may borrow, repay and reborrow the principal hereunder from time to time; provided, however, that absent Lender’s express prior written consent and authorization (and/or as otherwise may from time to time be expressly provided by the Loan Documents): (i) at no time whatsoever shall the aggregate principal amount of this Note at any time outstanding exceed the face amount hereof; and (ii) in the event any Overadvance shall any time exist, such Overadvance shall (A) be due and payable immediately upon demand therefor, and (B) accrue interest at the Default Rate from the first date outstanding until repaid (together with all such accrued interest) in full to Lender.

4.5           Application of Payments. Borrower hereby acknowledges and agrees that, prior to the occurrence of any unwaived Event of Default or Lender’s demand on this Note, the order of application of all payments received hereunder shall be as follows: (i) first, to unpaid late charges, costs of collection and other unpaid Indebtedness due under this Note and/or under any other of the Loan Documents (other than principal or interest, but expressly including Costs and Expenses); (ii) second, to interest on the unpaid balance of this Note; and (iii) third, to the unpaid principal of this Note. Borrower further acknowledges and agrees that, after the occurrence of any unwaived Event of Default or Lender’s demand hereon, Lender shall apply any payments received from (or, as the case may be, for or on behalf of) Borrower (or any other Person) in respect of the Indebtedness evidenced by this Note and/or any other of the Obligations in such order as Lender may elect in its sole, absolute and unfettered discretion, subject to Requirements of Law.

4.6           Late Charges. If any payment of principal or interest (or both, as the case may be) due hereunder is not made within ten (10) days after its due date, Borrower hereby promises, covenants and agrees to pay, in addition to such payment, a late charge equal to five percent (5.00%) of the amount of such payment as liquidated compensation to Lender for the extra expense of Lender to process and administer the late payment; and Borrower hereby expressly confirms and agrees that any other measure of compensation for any such late payment is speculative and impossible to compute. This provision for late charges under this Section 4.6 shall not be deemed to extend the time for payment or be a (so-called) “grace period” or “cure period” that gives Borrower a right to cure any Event of Default. Borrower hereby acknowledges, agrees and confirms its understanding that (i) the imposition of late charges is not contingent upon the giving of any notice (any such notice being hereby expressly waived by Borrower to maximum extent permitted by applicable law) or lapse of any cure period provided for in any of the Loan Documents, and shall not be deemed a waiver of any right or remedy of Lender (including, without limitation, acceleration of and/or demand on this Note, as the case may be); and (ii) any such late charges are not interest and shall not be subject to refund or rebate, nor shall they be credited against any other amount(s) due hereunder or under any other of the Loan Documents. With respect to any such payment subject to a late charge as aforesaid, and for the avoidance of doubt, such late charge will not be charged if the same, when taken together with any interest then-being charged at the Default Rate (if any), would be violative of the “Usury” provisions set forth in, and incorporated by, Section 3.3.1 above.

4.7            Rescission of Payments. If at any time any payment made on account of this Note (whether such payment is made by Borrower or any other Person; including, without limitation, any Obligor) is rescinded or must be restored or returned upon the occurrence of any Insolvency Event directly or indirectly affecting Borrower or such other Person who made the payment, or otherwise, or if any check or other written order to pay any amount to Lender is dishonored or returned as unpaid by the institution or other Person against whom it is drawn, Borrower hereby acknowledges and agrees that Borrower’s obligation to make such payment shall be immediately reinstated as though such payment had not been made.

5.             PREPAYMENT.

5.1           Prepayments Generally. Borrower shall have the privilege of prepaying the outstanding principal amount of this Note prior to the Maturity Date, in whole or in part, without premium or penalty (in each instance, whether made voluntarily or involuntarily as the context may provide, a “Prepayment”); provided, however, that in the event Borrower desires to make a voluntary Prepayment, such voluntary Prepayment shall only be made on a Business Day and upon no less than five (5) Business Days’ prior, irrevocable written notice to Lender (each, a “Prepayment Notice”), which such Prepayment Notice shall specify (i) the amount of the desired Prepayment to be made, and (ii) the date upon which Borrower will make such Prepayment; and provided  further that, upon the date of any Prepayment (regardless of how the same may occur or be made, whether voluntarily, involuntarily or otherwise); each, a “Prepayment Date”), Borrower shall and hereby covenants and agrees to pay to Lender, in each case, the full, cash amount of such Prepayment plus all accrued and unpaid interest on the then-outstanding principal balance of this Note (inclusive of the Prepayment, but without double-counting) accrued through such Prepayment Date. Borrower’s obligation to make payments under this Note and the other Loan Documents shall not be affected by any Prepayment(s) equal to less than the total amount of the then-outstanding principal hereof.

6.             DEFAULT; OTHER DOCUMENTS; SECURITY; CERTAIN REMEDIES.

6.1           Default; Relation to Other Documents. This Note is (i) issued pursuant to the Loan Agreement and is subject to the terms and conditions thereof, and (ii) secured by, inter alia, the Liens granted to and in favor of Lender pursuant to the Security Instruments, all of the terms and conditions of which are incorporated herein by this reference. No reference to the Loan Agreement or to any Security Instrument, nor to any provisions thereof, shall affect or impair the absolute and unconditional obligation of Borrower to pay the principal of and interest on this Note, as herein provided. Borrower hereby acknowledges and agrees that: (A) the occurrence of an “Event of Default” under the Loan Agreement (as defined therein) shall also constitute an “Event of Default” hereunder and a “default” or “Event of Default” (howsoever such terms may be used or defined) under all other of the Loan Documents; (B) the enumeration of Events of Default under the Loan Agreement shall not alter or vitiate the DEMAND character of this Note, and that the Loan Documents are cross-defaulting instruments; and (B) the Collateral securing the obligations, liabilities and Indebtedness of Borrower under this Note secures all of the Obligations, directly or indirectly, on a cross- collateralized (and pari passu) basis.

6.2           Certain Remedies of Lender. Borrower hereby expressly confirms, acknowledges and agrees that: (i) at any time, whether immediately or otherwise, Lender may, at its option exercisable in its sole, absolute and unfettered discretion (and without limiting any other of Lender’s various and cumulative rights and remedies hereunder or under any other of the Loan Documents, at law or in equity), demand immediate repayment of all outstanding Indebtedness under this Note and declare all or any part of any other Obligations in respect hereof to be immediately due and payable without further action of any kind (including presentment, protest or other notice of dishonor of any kind, all of which are hereby expressly waived by Borrower to maximum extent permitted by applicable law); and (ii) no course of dealing or delay in accelerating the maturity of this Note, or in taking any other action with respect to any Event of Default, shall affect Lender’s rights later to take such action with respect thereto; and (iii) no waiver by Lender as to any one Event of Default shall at any time affect Lender’s rights as to any other Events of Default.

6.3            Setoff. By making, endorsing or guaranteeing or this Note, or by making any agreement or undertaking to pay all or any part of the Indebtedness evidenced by this Note (including, without limitation, any Guaranty), each of Borrower and the other Obligors hereby consents to, and acknowledges and agrees, that any and all (i) deposits or other sums at any time credited by or due from Lender to Borrower or any such other Obligor, and (ii) Equity Interests and/or other property of Borrower or any such other Obligor at any time in the possession or custody of (or in transit to) Lender or any Affiliate of Lender (the immediately preceding subclauses (i) and (ii), individually and collectively as the context so permits or requires, and for purposes of this Section 6.3 only, “Other Property”), may at all times be held and treated as Collateral for Indefeasible Satisfaction of the Indebtedness evidenced by this Note and any and all other Obligations; and provided  further that each of Borrower and the aforementioned other Obligors (A) hereby grants to Lender a security interest in and Lien on, and a right of setoff against, any and all such Other Property, respectively, and (B) hereby: (y) acknowledges and agrees that, regardless of the adequacy of any other Collateral or security for all or any part of the payment and performance of this Note or any other of the Obligations, and irrespective of any provisions in any other Loan Document to the contrary, Lender may at any time or times, in each case in its sole but reasonable discretion and without demand, presentment or notice of any kind (the same being hereby waived to the maximum extent permitted by applicable law), setoff against all or any part of any such Other Property and apply the same to any such liabilities, Indebtedness or obligations (including, without limitation, the Obligations), even though unmatured or unaccelerated; and (z) knowingly, voluntarily and irrevocably waives, to the maximum extent permitted by applicable law, any and all rights to require Lender to exercise any of its rights or remedies with respect to any such other Collateral or security prior to exercising Lender’s right of setoff with respect to all or any part of any such Other Property.

6.4           No Obligation of Lender to Marshal. By making, endorsing or guaranteeing or this Note, or by making any agreement to pay all or any part of the Indebtedness evidenced by this Note (including, without limitation, any Guaranty), Borrower and each other Obligor hereby: (i) agree that Lender shall not be required to marshal any present or future Collateral or security for, or Guaranties of, the Obligations, or to resort to any such Collateral or security or Guaranty in any particular order; and (ii) waive (to the maximum extent permitted by applicable law): (A) any right they might have to require Lender to pursue or exercise any particular right or remedy before proceeding against Borrower or any other Obligor; and (B) any right to the benefit of, or to direct the application of, the proceeds of any Collateral or security for the Indebtedness and liabilities evidenced hereby or by any other Loan Documents until all Obligations are Indefeasibly Satisfied.

7.             CERTAIN WAIVERS.

7.1           General Waivers. By making, endorsing or guaranteeing or this Note, or by making any agreement or undertaking to pay all or any part of the Indebtedness evidenced hereby (including, without limitation, any Guaranty), Borrower and each other Obligor now or hereafter liable for the payment of all or any part of Indebtedness evidenced by this Note, hereby severally agree to waive (to the maximum extent permitted by applicable law) presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note; and voluntarily, expressly and irrevocably consent, on one or more occasions and at any time or times, without the necessity of further notice or further assent, to: (i) the substitution, exchange and/or release of any security or Collateral securing this Note, or any part thereof; (ii) the acceptance or release by Lender of any additional Collateral or security for, or of any other Persons directly or indirectly liable for the Indebtedness evidenced by, this Note; (iii) the modification or amendment of this Note, the Loan Agreement, any other of the Loan Documents and/or any other instrument(s) from time to time securing this Note or the repayment hereof at the request of any Person liable hereon; (iv) the granting by Lender of any extension of the time for payment of this Note or any other Obligations, or for the performance of the agreements, covenants and conditions contained in this Note, in the Loan Agreement, in any other of the Loan Documents and/or in any other instrument(s) from time to time securing the payment and performance of all or any part of this Note or any other of the Obligations, at the request of any Person liable hereon or thereon; and (v) any and all forbearances and indulgences whatsoever. The consents set forth above in this Section 7.1 shall not alter or diminish the liability of any Person now or hereafter liable for the payment of all or any part of the Indebtedness evidenced by this Note.

7.2           Jury Trial Waiver. All of the mutual agreements, waivers, certifications and acknowledgements of Lender and Borrower, and all of the terms, conditions and other provisions, set forth in Section 11.19 of the Loan Agreement (entitled “Jury Trial Waiver”) shall apply to this Note and such Section is incorporated herein, mutatis mutandis, by this reference as if fully set forth herein.

8.             MISCELLANEOUS.

8.1           Costs and Expenses. Borrower hereby acknowledges and agrees that any and all payments and other sums due and payable under this Note are in addition to all other specified amounts that may from time to time be due and payable under any Security Instrument (including, without limitation, any “Impositions” under and as defined in any Mortgage) or any other of the Loan Documents (whether upon demand or otherwise in accordance the terms thereof). All of the acknowledgments, covenants, agreements, authorizations, terms and conditions set forth in Sections 11.5 and 11.7 of the Loan Agreement (entitled “Costs and Expenses”, and “Increased Costs; Capital Adequacy”, respectively) shall apply to this Note and such Sections are incorporated herein, mutatis mutandis, by this reference as if fully set forth herein.

8.2           Binding Nature; Successors and Assigns. Borrower and each other Obligor now or hereafter liable for the payment of all or any part of Indebtedness evidenced by this Note, hereby jointly and severally agree, by making, endorsing or guaranteeing or this Note, or by making any agreement or undertaking to pay all or any part of the Indebtedness evidenced hereby (including, without limitation, any Guaranty), that this Note and the terms and provisions hereof shall be the joint and several obligations of Borrower and all such other Obligors, and shall be binding upon all Obligors and their respective heirs, executors, legal representatives, estates, successors, successors-in-title and assigns (as the case may be), and each or any of them, whether by voluntary action of the parties or by operation of law. If Borrower (or, as the case may be, any other Obligor) shall at any time or times consist of more than one Person, each such Person shall be jointly and severally liable to perform, observe and pay all of the obligations of Borrower under this Note and all other of the Obligations. This Note shall inure to the benefit of Borrower and Lender; and, as used herein, the terms “Borrower” and “Lender” shall be deemed to include their respective heirs, executors, legal representatives, estates, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. Borrower hereby acknowledges and agrees that Lender may at any time and from time to time (i) pledge all or any portion of its rights under this Note or any other of the Loan Documents, and/or (ii) sell or assign, in whole or in part, or grant participations in, this Note, any Loan and/or any Obligations evidenced hereby or by any other of the Loan Documents, subject to and in accordance with Section 11.20 of the Loan Agreement (entitled “Participations and Sales”). Borrower may not assign or transfer this Note or any of its rights or obligations hereunder or under any other of the Loan Documents without Lender’s express prior written consent.

8.3            Severability. If any term of this Note, or the application hereof to any Persons or set of circumstances, shall to any extent be invalid, illegal and/or unenforceable, the remainder of this Note, or the application of such provision or part thereof to Persons or circumstances other than those as to which it is invalid, illegal and/or unenforceable, shall not be affected thereby, and each term of this Note shall be valid and enforceable to the fullest extent consistent with applicable law, and this Note shall be interpreted and construed as though such invalid, illegal and/or unenforceable term or provision (or portion thereof, as the case may be) were not contained in this Note.

8.4           Rules of Construction; Integration; Modifications. The rules of construction and interpretation, together with any and all other provisions, acknowledgments, agreements, terms and conditions set forth in Section 11.11 of the Loan Agreement (entitled “Construction; Ambiguity; Interpretation”) shall apply to this Note and such Section is incorporated herein, mutatis mutandis, by this reference as if fully set forth herein. This Note and the other Loan Documents contain the entire agreements between the parties hereto or bound hereby relating to the subject matter hereof and thereof. Neither this Note, nor any provision hereof, may be amended, modified, changed, waived, discharged or terminated except by a written instrument signed by an officer of Lender that expressly references this Note and the provision(s) hereof to be amended, modified, changed, waived, discharged or terminated. As used herein, the term “Lender” shall include the holder or holders of this Note at the time in question.

8.5           Governing Law; Jurisdiction and Venue. This Note and the obligations arising hereunder shall at all times be governed by, and construed in accordance with, the laws of Massachusetts, excluding any conflicts of law rule or principle which might refer such construction to the laws of any other jurisdiction. The consents, agreements, waivers, terms and all other provisions set forth in Section 11.18 of the Loan Agreement (entitled “Governing Law; Jurisdiction and Venue”) shall apply to this Note and such Section is incorporated herein, mutatis mutandis, by this reference as if fully set forth herein.

8.6           Commercial Transaction; Time of the Essence. Borrower hereby acknowledges and agrees that (i) this Note evidences an obligation and transaction of a commercial nature, and not of any personal, family, agricultural or household nature; and (ii) time is of the essence with respect to all provisions hereof.

8.7           Replacement Note. Upon receipt of an affidavit signed by a duly authorized officer of Lender as to the loss, theft, destruction or mutilation of this Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or a replacement of such other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or such other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

8.8            Notices. All notices, consents, demands and other communications required, permitted or contemplated to be given hereunder shall be in writing, and shall be made and deemed to have been validly served, given or delivered, in accordance with Section 11.14 of the Loan Agreement (entitled “Notices”), which such Section and all of the terms, conditions and provisions thereof shall apply to this Note and are all incorporated herein, mutatis mutandis, by this reference as if fully set forth herein.

8.9           Counterparts; Reproductions; Electronic Signatures. All of the provisions, terms and conditions set forth in Section 11.17 of the Loan Agreement (entitled “Counterparts; Reproductions; Electronic Signatures”) shall apply to this Note and such Section is incorporated herein, mutatis mutandis, by this reference as if fully set forth herein.

8.10         Legend. The legend appearing in the margin at the top of Page 1 of this Note (immediately before the title and introductory paragraph) is incorporated herein, and made a part hereof, by this reference.

8.11          Accommodation Tranche Provisions; Reduction in Face Amount. Without limiting any other covenants, agreements, promises, acknowledgments, confirmations, ratifications, reaffirmations or Obligations of Borrower or any other Obligors, or any other terms, conditions, provisions, hereunder or under any other of the Loan Documents, Borrower, by its making and delivery of this Note, hereby acknowledges and agrees, and (as the context may require or specify) hereby reaffirms, ratifies and confirms, as to each and all of the following:

8.11.1           Promise to Pay: Borrower’s absolute, unconditional, joint and several promise to pay set forth in the introductory paragraph of this Note includes, for the avoidance of doubt and without limitation, an absolute, unconditional, joint and several promise by each of Vystar and Rotmans to pay, ON DEMAND, to Lender, OR ORDER, the Accommodation Tranche (or so much thereof as is advanced and outstanding), together with all accrued and unpaid interest thereon and all other unpaid Indebtedness thereunder, at the rate and in the manner and in accordance with the above provisions of this Note (expressly including, without limitation, in Articles 3, 4 and 5 hereof).

8.11.2           Original Face Amount: On and as of the Note Date, the original Face Amount of this Note and the Loan that is evidenced hereby and made and extended by Lender to Borrower under and subject to the Loan Agreement is hereby stated as Three Million and 00/100 Dollars ($3,000,000.00), and shall remain and be deemed as so originally stated: (i) at all times during the Accommodation Period; (ii) if, during the Accommodation Period, any Event of Default shall have occurred and, on and as of the Accommodation Expiration Date, remain unwaived, at all times from and continuing after the Accommodation Expiration Date, unless and until such time as when such Event of Default is waived by, or cured to reasonable satisfaction of, Lender pursuant to and in accordance with Sections 8.2 and 10.2.1 of the Loan Agreement; and (iii) at all times from and after any failure by Borrower to repay pay all outstanding and unpaid principal and other Indebtedness under the Accommodation Tranche, together with all accrued and unpaid interest thereon, on the Accommodation Date or upon Lender’s sooner DEMAND on this Note (in accordance with the demand character hereof).

8.11.3           Temporary Accommodation via Accommodation Tranche: From and after the Note Date, but only during the Accommodation Period (and, in any event, absent Lender’s sooner demand hereon prior to the Accommodation Expiration Date), Lender hereby agrees to make the Temporary Accommodation to and for the benefit of Borrower by and through Lender’s creation and extension the Accommodation Tranche hereunder and allowing Borrower to request and receive advances of the available and unadvanced proceeds of the principal of such Accommodation Tranche, as provided in and subject to the provisions hereof and of the Loan Agreement (expressly including, without limitation, Section 11.25 of the Loan Agreement).

8.11.4           Outstanding Amounts Under June Accommodation: For the avoidance of doubt, on and as of the Note Date, the aggregate amount of all outstanding and unpaid advances of principal and made prior to the Closing by Lender to Rotmans under and/or pursuant to the June Accommodation, and all other Indebtedness in respect of such June Accommodation, shall: (i) constitute advanced and outstanding proceeds of the Accommodation Tranche hereunder; (ii) bear interest and be due and payable at the rate and in the manner set forth in the above provisions of this Note (expressly including, without limitation, in Articles 3, 4 and 5 hereof); and (iii) constitute Indebtedness under and constituting a part of the Obligations due and payable upon Lender’s demand therefor, and the repayment and Indefeasible Satisfaction of which is and shall be secured by the Liens granted to (and/or in favor or for the benefit of) Lender under the Security Instruments and the other Loan Documents;

8.11.5           Demand Nature of Accommodation Tranche: All outstanding and unpaid principal and other Indebtedness under the Accommodation Tranche, together with all accrued and unpaid interest thereon, if not sooner paid (whether voluntary or involuntary, by Prepayment (in accordance with Article 5 hereof), acceleration or otherwise), shall in all events be due and payable in full and in cash, without further notice or demand (the same being hereby expressly waived), immediately upon the sooner to occur of (i) Lender DEMAND on this Note (in accordance with the demand character hereof), or (ii) the Accommodation Expiration Date;

8.11.6           Reduction in Face Amount of Note: Except as otherwise set forth in, and expressly subject to the provisions of, Section 8.11.2 above, on and as of the Accommodation Expiration Date, (i) the Face Amount of this Note and the Loan that is evidenced hereby and made and extended by Lender to Borrower under and subject to the Loan Agreement is and shall be reduced to and stated as Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00); and (ii) and Lender, by its acceptance of this Note, and Borrower, by its making and delivery of this Note, hereby confirm, acknowledge and agree that this Note is and shall be deemed amended, without further action of the Parties, to reflect the reduction in, and new, stated, Face Amount of this Note as provided in the immediately preceding subclause (i), and all that other terms and conditions hereof shall remain unmodified, unchanged and in full force and effect;

8.11.7           In the event Borrower shall fail to pay to Lender on the Accommodation Expiration Date the entirety of all outstanding and unpaid principal and other Indebtedness under the Accommodation Tranche, together with all accrued and unpaid interest thereon, any amount so unpaid, absent sooner demand, shall, from and as of the Accommodation Expiration Date and continuing thereafter until Indefeasibly Satisfied, be treated by Lender, and accrue interest and be due and payable, in the same manner and fashion as though such amount were an Overadvance under and subject to the provisions hereof (including, without limitation, Section 4.4 above) and of the Loan Agreement (including without limitation, Section 3.8 thereof); and

8.11.8           Lender shall have and hereby expressly reserves the right (but in no event shall Lender be obligated), (i) on the Accommodation Expiration Date, and/or (ii) within five (5) days after prior written notice sent by Lender to Borrower at any time after the Accommodation Expiration Date and while any Obligations under or evidenced by this Note are outstanding, to require that Borrower (and, for the avoidance of doubt, Borrower shall and hereby covenants and agrees to): (A) execute and deliver to Lender an allonge (or other, similar amendment or instrument of like import and effect) to this Note, in such form and substance as Lender may reasonably require in its sole but reasonable discretion, to provide for and/or otherwise further evidence the then-current Face Amount of this Note (subject to and in accordance with the above provisions of this Section 8.11); or (B) execute, deliver and issue a replacement (or, as the case may be, amended and restated) Note, dated and effective as of the Accommodation Expiration Date and/or such other date thereafter while any Obligations are outstanding and specified by Lender, in the then-current Face Amount of this Note (subject to and in accordance with the above provisions of this Section 8.11) and otherwise of like tenor (and, after Lender’s receipt of such executed replacement (or, as the case may be, amended and restated) Note from Borrower, Lender shall return the original of this Note to Borrower).

[Remainder of Page Intentionally Left Blank; (with Acknowledgement) Signature Page Follows]

IN WITNESS WHEREOF, Borrower has caused its respective duly authorized signatories to execute and deliver this Note as an instrument under seal as of the Note Date.

BORROWER:
Murida Furniture Co., Inc.
Witness to all of Signatures of Borrower:
By:
Witness Signature	Name:	Steven Rotman
Witness Name:	Title:	President

Vystar Corporation

By:
Name:	Steven Rotman
Title:	President & CEO

THE COMMONWEALTH OF MASSACHUSETTS

Worcester, ss.

On this ___ day of July, 2019, before me, the undersigned notary public, personally appeared Steven Rotman, in both of his respective capacities as (i) President of Murida Furniture Co., Inc., and (ii) President and CEO of Vystar Corporation, who proved to me through satisfactory evidence of identification, which was ☐ photographic identification with signature issued by a federal or state governmental agency, ☐ oath or affirmation of a credible witness, ☐ personal knowledge of the undersigned, to be the person whose name is signed on the preceding and/or attached document, and who acknowledged to me that he signed it voluntarily for its stated purpose in both of his respective capacities as (i) President of Murida Furniture Co., Inc., and (ii) President and CEO of Vystar Corporation.

(Notarial Seal)

Notary Public:
Printed Name:
My Commission Expires:

Signature Page to:
Revolving Demand Line of Credit Note
Fidelity Bank

Murida Furniture Co., Inc. & Vystar Corporation